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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): November 30, 1998


                          COMMISSION FILE NO. 1-10403


                             TEPPCO PARTNERS, L.P.

             (Exact name of Registrant as specified in its charter)

       DELAWARE                                              76-0291058
(State of Incorporation                                   (I.R.S. Employer
    or Organization)                                    Identification Number)



                               2929 ALLEN PARKWAY
                                 P.O. BOX 2521
                           HOUSTON, TEXAS 77252-2521
          (Address of principal executive offices, including zip code)


                                 (713) 759-3636
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On November 30, 1998, TEPPCO Partners, L.P. (the "Partnership") announced the completion of its acquisition of substantially all of the business and assets of Duke Energy Transport and Trading Company ("DETTCO") from Duke Energy Corporation ("Duke Energy"). In consideration for such assets, Duke Energy received 3,916,547 Class B Limited Partnership Units ("Class B Units"). The Class B Units are substantially identical to the 29,000,000 Limited Partner Units currently outstanding, but they will not be listed on the New York Stock Exchange. The Class B Units will be convertible into Limited Partner Units upon approval by the Limited Partner Unitholders. If conversion is not approved within approximately sixteen months, the holder of the Class B Units will have the right to sell them to the Partnership at 95.5% of the market price of the Limited Partner Units.

         The terms of the acquisition were negotiated between Texas Eastern Products Pipeline Company (the "General Partner"), as general partner of the Partnership, and Duke Energy. The General Partner is an indirect wholly-owned subsidiary of Duke Energy. Such terms were approved by a special committee of the General Partner's Board of Directors comprised of persons who are not employees of Duke Energy or the General Partner.

         DETTCO, based in Oklahoma City, gathers, stores, transports and markets crude oil principally in Oklahoma and Texas; operates two trunkline natural gas liquids ("NGL") pipelines in South Texas; and distributes lube oil to industrial and commercial accounts through its wholly-owned subsidiary, Lubrication Services, Inc. DETTCO's crude oil gathering, transportation and storage assets include two major systems and various smaller systems. The Red River System, located on the Texas-Oklahoma border, is the larger system, with 960 miles of pipeline and 750,000 barrels of storage. The majority of crude oil is delivered to Cushing, Oklahoma via connecting pipelines, or to two local refineries. The South Texas System, located west of Houston, consists of 550 miles of pipeline and 550,000 barrels of storage. The majority of the crude oil on this system is delivered on a tariff basis to the Houston refining complex. Other crude oil assets, located primarily in Texas and Louisiana, consist of 310 miles of pipeline and 240,000 barrels of storage. The NGL pipelines are located along the Texas Gulf Coast. The Dean NGL Pipeline consists of 338 miles of pipeline originating in South Texas and terminating at Mont Belvieu, Texas, and has a capacity of 20,000 barrels per day. The Dean NGL Pipeline is currently supported by a 17,000 barrel per day take-or-pay commitment through 2002. The Wilcox NGL Pipeline is 90 miles long, has a capacity of 5,000 barrels per day and currently transports third party volumes at contract rates. The Partnership intends to continue the business of DETTCO using the acquired assets.

ITEM 7.  STATEMENTS AND EXHIBITS

         (c)  EXHIBITS:


                    Exhibit
                    Number       Description
                    ------       -----------

                      99.1       Press release of TEPPCO Partners, L.P., dated
                                 November 30, 1998.








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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TEPPCO Partners, L.P.
                              (Registrant)

                              By: Texas Eastern Products Pipeline Company, General Partner



                                   /s/    CHARLES H. LEONARD
                              --------------------------------------------
                                          Charles H. Leonard
                              Sr. Vice President, Chief Financial Officer
                                             and Treasurer




Date:  December 11, 1998



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                               INDEX TO EXHIBITS




                    Exhibit
                    Number       Description
                    ------       -----------

                      99.1       Press release of TEPPCO Partners, L.P., dated
                                 November 30, 1998.

